Investor Presentation February 2017 NASDAQ: FNJN

Safe Harbor Statement The following presentation is prepared as of February, 2017 and outlines matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding our expectations, intentions, beliefs and projections about our future results, performance, prospects and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would,” the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance. Our actual results, performance and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation as a result of various risks, uncertainties and other factors. Important factors that could cause our actual results to differ materially from our expectations include, without limitation, our ability to execute our business plan, the outcome of pending or future enforcement actions, our ability to expand our technology portfolio, the enforceability of our patents, the continued use of our technology in the market, the development of a liquid trading market for our securities and other factors described under Item 1A, “Risk Factors,” as set forth in the Company’s Annual Report on Form 10-K filed on March 25, 2016 or Quarterly Report on Form 10-Q filed with the SEC and any subsequent quarterly or current reports. The Company will continue to file annual, quarterly and current reports, proxy statements and other information with the SEC. Forward looking statements speak only as of the dates specified in such filings or presentations. Except as expressly required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after any such date, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included in this presentations or that may be made elsewhere from time to time by us, or on our behalf. All forward- looking statements attributable to us are expressly qualified by these cautionary statements. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC’s internet website www.sec.gov and on Finjan’s web site www.finjan.com. You may also read and copy any document that Finjan files with the SEC at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges. © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 2

Cybersecurity: An Escalating Challenge Across Industries Business/Retail • 495 breaches (45%) • 5,669,711 records compromised Cybersecurity Products and Services – to grow from $75 billion in 2015 to $175 billion by 2020* Cyber Risk Insurance Market – projected to triple from $2.5 billion in 2015 to $7.5 billion by 2020** Healthcare • 376 breaches (34%) • 15,942,053 records compromised Banking/Credit/Financial • 52 breaches (5%) • 72,262 records compromised Government/Military • 72 breaches (7%) • 13,869,571 records compromised Data from 2016 ITRC Breaches as of January 18, 2017. Logos from companies having highly visible breaches over the last 18 months *Nigam, founder of security advisory firm SSP Blue, expert in online safety and privacy; led security efforts at Microsoft and News. ** PwC Global State of Information Security Survey 2016. © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 3

A Global Issue © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 4 “Rome wasn’t built in a day, but data breaches frequently were. The time to compromise is almost always days or less, if not minutes or less.” – Verizon Data Breach Report 2016 64,199 Security Incidents 82 Countries Reporting 2,260 Confirmed Data Breaches 700M Compromised Records $400B Cost Quadrupled From 2013 – 2015* $1.2T Costs To Quadruple by 2019** Verizon Data Breach Investigation Report for 2016: countries represented in combined caseload * Lloyd’s of London ** Juniper Research

20 Years at the Center of Cybersecurity Finjan Technology & Patent Licensing Software & Hardware Malicious Code Research Center M86/Trustwave Merger Innovation Fund (JVP) NASDAQ: FNJN Finjan Mobile Cyberisk Advisory Services © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 5

© 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 6 IP Licensing Portfolio of landmark cybersecurity patents resulting from $65M in R&D and in-house product development Real-time behavior-based threat detection, used in modern security architectures Finjan Cybersecurity Business Diversified public company focused in four areas Finjan Mobile VitalSecurity™ to protect consumer’s mobile devices from the internet’s malicious content; incorporates Finjan patented technologies   Exploring protecting mobile phones in the workplace while securing personal and corporate data Cybersecurity Consulting Services CybeRisk™ Security Solutions Ltd.   Based in Palo Alto with offices in Tel Aviv Risk assessment & Risk advisory services tailored to meet compliance and governance needs from “server room to the board room” Investments In Innovation $5M commitment to innovation fund managed by Jerusalem Venture Partners (JVP) Limited Partner in early-stage cybersecurity technology companies alongside Cisco, Qihoo360 and Alibaba

Expansive and Growing License Opportunity © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 7 >$225M in Licensing Fees Generated from Portfolio Large and untapped universe remains

NDCA Judge Freeman BC1: Jury Award of $39.5M, CAFC Appeal expected 2017 BC2: Trial October 2017 Germany Trial November 2017 Blue Coat acquired by Symantec for $4.65B NDCA Judge Orrick Jury Award of $15M NDCA Judge Gilliam Claim Construction Completed Trial date expected 1H18 SDCA Judge Bencivengo Transferred to San Diego Germany Trial July 2017 NDCA Judge Freeman Recently assigned to presiding Judge in BC cases NDCA Judge Freeman Recently assigned to presiding Judge in BC cases Avast acquired AVG for $1.3B NDCA Judge Hamilton Stayed pending IPR Challenges NDCA Judge Armstrong Stayed pending IPR Challenges Select Litigation Catalysts 8 2 trials victories with >$55M in outstanding judgments; 3 trials and 1 CAFC appeal schedule in 2017 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED

“Finjan shows patent owner can prevail at IPR institution stage” ~ Practicing Law Institute “Finjan Scores 2 USPTO Wins Over Cybersecurity Patents” ~ Law360 “USPTO rulings on Finjan patents strengthen cases against Blue Coat Systems and others” ~ ThePatentInvestor “Finjan wins big patent victory as USPTO denies institution on 6 Symantec IPR petitions” ~ IP Watchdog “Sophos was hit by a $15 million infringement verdict in a case brought by publicly traded Finjan Holdings, Inc., The latest development in a litigation campaign that has stretched on for over a decade.” ~ RPX “Comb through records of intellectual property disputes in the cybersecurity market and one name comes up again and again….Finjan Holdings Inc.” ~ Bloomberg “Finjan patents ranked #4 of “patent owners that had their patents challenged in petitions for IPR, CBM or PGR Review in 2015.” ~ Docket Navigator Industry Leading Durable Cybersecurity Patent Portfolio © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 9 76% Success Rate in Defeating Administrative Challenges at the USPTO and PTAB

Finjan Mobile, Inc. • Incorporates Finjan’s Patented Technology • Launched on time and on budget • Engaged diverse technical and development resources • Additional features in development in response to market demand Completely redesigned Gen3 VitalSecurity Browser Launched in October of 2016 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 10 Passcode for Access Biometric Authentication Best in Class Malicious Code Scanning Features and Preferences Full Browsing Experience +100K Downloads… and counting!

CybeRisk Advisory Services • CybeRisk Security Solutions, launched June, 2015  – Recent rebranding • Risk Assessment & Risk Advisory Services  – Attack and penetration  – Risk and oversight  – Threat intelligence  – Defense optimization  – Thought leadership • Headquarters moved to Palo Alto, office in Tel Aviv 11 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Strategic Innovation Fund Investment • Research & development, investment and incubation globally • Access to a pool of innovative technology and valuable cybersecurity patent assets • 9 active cybersecurity investments • 2 early exits 12 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED PayPal Acquisition Huawei Acquisition Strategic LP’s Fund Exits

Finjan Highlights © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 13 Commitment to Invest in Innovation JVP Investment Landmark Patented Technology Portfolio Growing, Proven Durable Experienced Management Team Industry-Recognized Board Successful Licensing & Enforcement History Recent Trial Wins Licensing Momentum Mobile Security Products Launch of VitalSecurityTM Healthy Balance Sheet Recent Financing Strong Cash Position Profitable FY 2016 Advisory Services and Cybersecurity Thought Leadership CybeRisk

Investor Summary © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 14 Key Statistics As of September 30, 2016 Ticker FNJN (NASDAQ) 52-Week Trading Range $0.81 - $2.35 Common Shares Outstanding 22.85M Preferred Shares Outstanding 84,714 Current Cash $11.6M Licensing Fees Under Contract* $4.3M Debt $0 * Licensing Fees Under Contract over the next 12 months

Contact Us © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 15 www.finjan.com Vanessa Winter Director of Investor Relations Finjan Holdings, Inc. 650-282-3245 vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 @FinjanHoldings Linkedin.com/company/finjan Facebook.com/FinjanHoldings